UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-617-426-3750

Date of fiscal year end:	April 30, 2008

Date of reporting period:	October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Columbia Core Bond Fund

Semiannual Report – October 31, 2007

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Table of Contents

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Financial Statements	4

Investment Portfolio	5

Statement of Assets and Liabilities	14

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	19

Notes to Financial Statements	24

Board Consideration and Approval of Advisory Agreements	32

Summary of Management Fee Evaluation by Independent Fee Consultant	35

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you'll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it's important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager's Report

The Portfolio Manager's Report is where you will find your portfolio manager's thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund's performance, along with a comparison of the fund's performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager's comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing "Important Information About This Report," which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund's Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm's report and biographies of the fund's trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia Core Bond Fund

Summary

■  For the six-month period that ended October 31, 2007, the fund's Class A shares returned 1.29% without sales charge. The fund's Class Z shares returned 1.41%. By comparison, the fund's benchmark, the Lehman Brothers U.S. Aggregate Bond Index, returned 2.68%.1 The average return of the fund's peer group, the Lipper Corporate Debt Funds A Rated Classification, was 1.49%.2 The fund's light position in U.S. Treasuries detracted from returns as this sector outperformed all other major sectors of the domestic bond market during the period. An emphasis on corporate bonds and mortgage-backed securities also hurt the fund's performance relative to its benchmark. Credit woes in the subprime mortgage sector caused investors to sell mortgage-related bonds and the sector to underperform.

■  The fund benefited from an emphasis on bonds issued by natural gas companies and supermarkets, both of which performed well compared to other corporate debt sectors. Natural gas bonds were boosted by rising energy prices, and supermarkets were the beneficiaries of positive trends for companies whose business prospects are not as sensitive to a slowing economy.

■  Among the largest detractors from returns were the fund's sizeable holdings in non-agency residential mortgage-backed securities and corporate bonds issued by financial companies. Financial bond holdings, including real estate investment trusts issues, subordinated bank bonds and consumer finance debt, fared poorly during the period. Holdings in retail-related and callable agency bonds also underperformed, the latter due to a sudden spike in market volatility.

■  We lightened the fund's exposure to corporate issues during the period, but maintained a slightly higher-than-index position in the asset class. We also reduced the fund's exposure to residential mortgage-backed securities. However, we continue to emphasize non-agency mortgage securities as we believe current market pricing does not accurately reflect the value of these bonds. The proceeds of sales of bond holdings in these areas were used to purchase U.S. Treasuries, raising exposure to the sector.

■  We believe the U.S. economy will continue to slow as the effects of a credit crunch and other factors, including rising energy prices, continue to affect the cost of doing business. In addition, the yield curve—the difference between yields in different maturity ranges—is currently "steep," with short-term yields lower than they typically are in relationship to longer-term rates. As a result, we have increased the fund's exposure to bonds with intermediate maturities, which could potentially benefit the fund going forward. And, we plan to continue to seek opportunities to take advantage of values that may arise from any further market disruptions.

Portfolio Management

Leonard A. Aplet has co-managed the fund since November 2006 and has been associated with Columbia Management Advisors, LLC, investment advisor to the fund, since 1987.

Brian Drainville has co-managed the fund since November 2006 and has been associated with Columbia Management Advisors, LLC, investment advisor to the fund, since 1996.

Driscoll M. DoCanto has co-managed the fund since November 2006 and has been associated with Columbia Management Advisors, LLC, investment advisor to the fund, since 2003.

The outlook for this fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. Investing in foreign fixed-income markets carries additional risks associated with foreign political and economic developments and changes in currency exchange rates. When interest rates go up, bond prices typically drop, and vice versa.

1The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) returns as of 10/31/07

+1.29%

Class A shares (without sales charge)

+2.68%

Lehman Brothers U.S. Aggregate Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend, growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

Performance Information – Columbia Core Bond Fund

Annual operating expense ratio (%)*

Class A	0.94
Class B	1.69
Class C	1.69
Class T	0.84
Class Z	0.69

Annual operating expense ratio
after contractual waivers (%)*

Class A	0.70
Class B	1.45
Class C	1.45
Class T	0.45
Class Z	0.45

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 08/31/2009. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/97 – 10/31/07 ($)

Sales charge:	without	with
Class A	16,450	15,673
Class B	15,400	15,400
Class C	15,512	15,512
Class T	16,527	15,747
Class Z	16,823	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Core Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Net asset value per share
as of 10/31/07 ($)
Class A	10.46
Class B	10.46
Class C	10.46
Class T	10.46
Class Z	10.46
Distributions declared per share
05/01/07 – 10/31/07 ($)
Class A	0.24
Class B	0.20
Class C	0.21
Class T	0.25
Class Z	0.26

Average annual total return as of 10/31/07 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/25/02		12/14/90		12/14/90
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	1.29	–3.55	0.91	–4.04	0.98	–0.01	1.34	–3.50	1.41
1-year	3.75	–1.20	2.98	–1.97	3.14	2.15	3.86	–1.11	4.01
5-year	3.43	2.43	2.65	2.32	2.80	2.80	3.52	2.53	3.69
10-year	5.10	4.60	4.41	4.41	4.49	4.49	5.15	4.65	5.34

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	0.99	–3.84	0.61	–4.32	0.69	–0.30	1.04	–3.79	1.12
1-year	3.55	–1.41	2.78	–2.16	2.93	1.94	3.65	–1.31	3.81
5-year	3.06	2.07	2.29	1.95	2.44	2.44	3.15	2.16	3.33
10-year	5.18	4.67	4.50	4.50	4.57	4.57	5.23	4.72	5.42

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A and T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the former Galaxy Quality Plus Bond Fund (the "Galaxy Fund") for periods prior to November 25, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A and Class B shares also include the returns of Retail A shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the inception of Prime A shares and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 25, 2002, the date on which Class C shares were initially offered by the fund. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A or Prime B shares. The returns for Class T shares include the returns of Retail A shares (for Class T shares) of the Galaxy Fund for periods prior to November 25, 2002. Retail A shares of the Galaxy Fund were initially offered on December 14, 1990. Class T shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class T shares exceed expenses paid by Retail A shares. The returns for Class Z shares include returns of Trust shares of the Galaxy Fund for periods prior to November 25, 2002. Trust shares of the Galaxy Fund were initially offered on December 14, 1990.

Understanding Your Expenses – Columbia Core Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/07 – 10/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.58	1,020.56	4.67	4.62	0.91
Class B	1,000.00	1,000.00	1,038.71	1,016.79	8.51	8.42	1.66
Class C	1,000.00	1,000.00	1,039.41	1,017.55	7.74	7.66	1.51
Class T	1,000.00	1,000.00	1,043.08	1,021.06	4.16	4.12	0.81
Class Z	1,000.00	1,000.00	1,043.89	1,021.82	3.39	3.35	0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Financial Statements – Columbia Core Bond Fund

October 31, 2007 (Unaudited)

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Investment Portfolio – Columbia Core Bond Fund

October 31, 2007 (Unaudited)

Mortgage-Backed Securities – 37.1%
	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
4.500% 08/01/20	3,478,225	3,364,552
4.500% 09/01/20	2,431,689	2,352,218
4.500% 01/01/21	15,431,699	14,927,368
4.500% 06/01/21	1,689	1,634
5.000% 12/01/13	1,132,264	1,127,390
5.000% 01/01/19	339,962	336,050
5.000% 05/01/21	124,393	122,613
5.000% 02/01/22	23,583,786	23,235,773
5.500% 02/01/18	1,071,900	1,076,577
5.500% 03/01/18	307,885	309,228
5.500% 10/01/21	6,710,406	6,721,016
5.500% 03/01/33	76,184	75,218
5.500% 01/01/37	153,565,473	151,193,843
6.000% 11/01/28	211,937	214,808
7.000% 12/01/10	37,883	38,848
7.000% 12/01/14	71,418	74,188
7.000% 11/01/25	4,364	4,564
7.000% 03/01/27	4,275	4,471
7.000% 10/01/31	53,100	55,458
7.500% 09/01/25	2,357	2,497
7.500% 10/01/29	107,676	113,873
8.000% 06/01/26	2,786	2,956
8.750% 09/01/09	1,615	1,633
9.000% 04/01/17	2,496	2,535
9.250% 05/01/09	20,282	20,916
9.250% 08/01/15	3,552	3,600
9.500% 09/01/10	2,644	2,732
9.500% 03/01/11	172	182
9.500% 04/01/11	1,372	1,452
9.500% 09/01/16	1,241	1,346
9.500% 11/01/16	793	859
10.000% 02/01/09	638	662
10.000% 05/01/11	4,031	4,045
10.000% 12/01/13	603	613
TBA, 6.500% 11/01/37 (a)	355,000	363,542
Federal National Mortgage Association
5.000% 03/01/37	34,235,389	32,866,151
5.000% 08/01/37	91,387,208	87,732,194
5.240% 09/01/12	2,405,361	2,418,144
5.500% 10/01/21	4,199,284	4,207,275
5.764% 09/01/37 (b)	9,744,202	9,821,814
6.000% 05/01/13	77,942	79,408
6.000% 04/01/21	640,504	651,807
6.000% 05/01/21	184,429	187,684
6.000% 07/01/21	307,703	313,133
6.000% 12/01/31	771,315	788,457
6.000% 03/01/36	15,102,752	15,216,837
6.000% 10/01/36	42,215,386	42,534,276
6.000% 01/01/37	35,047,184	35,311,926

	Par ($)	Value ($)
6.120% 10/01/08	1,318,129	1,326,063
6.500% 05/01/11	187,957	192,420
6.500% 06/01/13	71,621	73,666
6.565% 12/01/07	1,537,276	1,531,775
6.600% 11/01/07	1,404,659	1,399,613
7.000% 06/01/32	25,083	26,244
7.199% 08/01/36 (b)	164,877	166,285
7.500% 10/01/15	36,058	37,441
7.500% 01/01/30	12,505	13,257
7.500% 03/01/30	19,607	20,755
7.785% 02/01/19	1,907,094	2,022,804
8.000% 12/01/09	10	10
8.000% 12/01/29	291,449	308,931
8.000% 02/01/30	25,319	26,774
8.000% 03/01/30	61,346	64,712
8.000% 04/01/30	69,281	73,082
8.000% 05/01/30	5,543	5,847
8.500% 08/01/17	1,565	1,651
10.000% 10/01/20	140,597	159,637
10.000% 12/01/20	180,087	205,196
TBA: 5.500% 11/01/37 (a)	18,674,000	18,399,716
6.000% 11/01/37 (a)	54,905,000	55,299,657
6.500% 11/01/37 (a)	89,104,000	91,192,420
Government National Mortgage Association
5.500% 12/15/13	6,130	6,157
5.500% 01/15/14	43,945	44,174
5.500% 02/15/14	88,630	89,092
5.500% 03/15/14	190,541	191,537
5.500% 04/15/14	145,572	146,332
5.500% 05/15/14	121,681	122,316
5.500% 06/15/14	159,498	160,331
5.750% 07/20/21 (b)	57,453	57,973
5.750% 07/20/22 (b)	70,955	71,525
6.375% 04/20/22 (b)	282,925	285,820
6.500% 06/15/11	23,956	24,567
6.500% 08/15/12	11,190	11,511
6.500% 03/15/13	17,968	18,484
6.500% 04/15/13	33,575	34,541
6.500% 05/15/13	37,837	38,927
6.500% 06/15/13	743	764
6.500% 07/15/13	20,938	21,540
6.500% 09/15/13	90,375	92,976
6.500% 10/15/13	309,812	318,731
6.500% 11/15/13	136,747	140,683
6.500% 07/15/14	12,012	12,363
6.500% 08/15/14	74,019	76,181
6.500% 06/15/28	96,923	100,122
6.500% 01/15/29	38,362	39,604
6.500% 03/15/29	1,945	2,008
6.500% 09/15/32	39,361	40,589

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

October 31, 2007 (Unaudited)

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
7.000% 05/15/12	48,802	50,656
7.000% 09/15/13	38,689	40,174
7.000% 11/15/22	76,543	80,629
7.000% 10/15/23	70,096	73,905
7.000% 06/15/26	236,302	249,241
7.000% 10/15/27	25,800	27,205
7.000% 05/15/28	83,765	88,271
7.000% 06/15/28	10,352	10,908
7.000% 12/15/28	69,660	73,407
7.000% 08/15/29	26,559	27,982
7.000% 02/15/30	12,404	13,064
7.000% 05/15/32	168,840	177,728
7.500% 04/15/26	140,721	149,009
7.500% 02/15/27	15,916	16,850
7.500% 09/15/29	509,036	538,576
7.500% 03/15/30	85,942	90,892
8.000% 06/15/25	4,894	5,206
8.000% 10/15/25	18,305	19,471
8.000% 01/15/26	12,216	12,998
8.000% 02/15/26	3,014	3,208
8.000% 05/15/26	2,224	2,367
8.000% 06/15/26	12,198	12,979
8.000% 03/15/27	21,028	22,368
9.000% 03/15/08	1,010	1,023
9.000% 11/15/08	991	1,004
9.000% 11/15/17	58,285	62,446
9.500% 09/15/16	7,587	8,222
9.500% 08/15/20	1,961	2,149
9.500% 12/15/20	2,597	2,845
10.000% 05/15/16	3,145	3,547
10.000% 07/15/17	16,238	18,381
10.000% 08/15/17	4,285	4,850
10.000% 08/15/18	396	449
11.500% 06/15/13	23,372	26,313
Total Mortgage-Backed Securities (cost of $610,666,164)		614,503,493
Corporate Fixed-Income Bonds & Notes – 20.7%
Basic Materials – 0.4%
Chemicals – 0.1%
Lubrizol Corp.
6.500% 10/01/34	1,000,000	999,921
Chemicals Total		999,921
Forest Products & Paper – 0.2%
Weyerhaeuser Co.
7.375% 03/15/32	3,885,000	3,911,379
Forest Products & Paper Total		3,911,379

	Par ($)	Value ($)
Metals & Mining – 0.1%
Vale Overseas Ltd.
6.875% 11/21/36	1,180,000	1,226,661
Metals & Mining Total		1,226,661
Basic Materials Total		6,137,961
Communications – 1.7%
Media – 1.0%
Comcast Corp.
6.300% 11/15/17	770,000	794,281
6.950% 08/15/37	4,120,000	4,408,903
Time Warner Entertainment Co. LP
7.250% 09/01/08	1,785,000	1,809,221
Time Warner, Inc.
5.875% 11/15/16	2,170,000	2,155,871
6.500% 11/15/36	745,000	735,595
9.125% 01/15/13	927,000	1,065,689
Viacom, Inc.
5.750% 04/30/11	1,635,000	1,650,779
6.875% 04/30/36	3,705,000	3,759,430
Media Total		16,379,769
Telecommunication Services – 0.7%
Nextel Communications, Inc.
6.875% 10/31/13 (c)	1,090,000	1,092,725
7.375% 08/01/15	2,065,000	2,085,650
Sprint Capital Corp.
8.750% 03/15/32	195,000	222,351
Telefonica Emisiones SAU
6.221% 07/03/17 (c)	1,325,000	1,370,741
7.045% 06/20/36 (c)	2,500,000	2,746,010
Verizon Communications, Inc.
6.250% 04/01/37	4,025,000	4,164,076
Telecommunication Services Total		11,681,553
Communications Total		28,061,322
Consumer Cyclical – 2.0%
Airlines – 0.1%
Continental Airlines, Inc.
7.461% 04/01/15	741,423	734,009
Airlines Total		734,009
Home Builders – 0.3%
D.R. Horton, Inc.
5.625% 09/15/14	1,855,000	1,609,875
6.500% 04/15/16 (c)	2,280,000	2,070,183
Lennar Corp.
6.500% 04/15/16 (c)	750,000	672,966

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

October 31, 2007 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Toll Brothers Finance Corp.
5.150% 05/15/15	1,500,000	1,344,028
Home Builders Total		5,697,052
Lodging – 0.3%
Harrah's Operating Co., Inc.
5.625% 06/01/15	4,005,000	3,103,875
Marriott International, Inc.
5.625% 02/15/13	1,710,000	1,716,835
Lodging Total		4,820,710
Retail – 1.3%
CVS Caremark Corp.
5.298% 01/11/27 (d)	853,206	825,119
6.036% 12/10/28 (d)	3,308,366	3,253,513
Federated Department Stores, Inc.
6.900% 04/01/29	1,760,000	1,675,061
Federated Retail Holdings, Inc.
5.350% 03/15/12	455,000	443,592
Home Depot, Inc.
5.875% 12/16/36	2,005,000	1,750,559
JC Penney Corp., Inc.
7.400% 04/01/37 (c)	1,585,000	1,692,447
Limited Brands, Inc.
6.900% 07/15/17	2,860,000	2,820,006
6.950% 03/01/33 (c)	1,275,000	1,182,258
7.600% 07/15/37	2,270,000	2,243,273
Macy's Retail Holdings, Inc.
5.900% 12/01/16	2,095,000	2,000,080
Starbucks Corp.
6.250% 08/15/17	2,710,000	2,765,349
Wal-Mart Stores, Inc.
5.250% 09/01/35	1,405,000	1,242,472
Retail Total		21,893,729
Consumer Cyclical Total		33,145,500
Consumer Non-Cyclical – 1.4%
Beverages – 0.2%
SABMiller PLC
6.200% 07/01/11 (d)	2,755,000	2,842,356
Beverages Total		2,842,356
Food – 0.7%
ConAgra Foods, Inc.
7.000% 10/01/28	3,510,000	3,721,274
Fred Meyer, Inc.
7.450% 03/01/08	2,444,000	2,460,895
Kraft Foods, Inc.
6.500% 08/11/17	2,200,000	2,308,350
Kroger Co.
8.000% 09/15/29 (c)	2,930,000	3,312,289
Food Total		11,802,808

	Par ($)	Value ($)
Household Products/Wares – 0.3%
Clorox Co.
5.950% 10/15/17	900,000	901,946
Fortune Brands, Inc.
5.125% 01/15/11 (c)	3,815,000	3,796,589
Household Products/Wares Total		4,698,535
Pharmaceuticals – 0.2%
Wyeth
5.500% 02/15/16	3,680,000	3,657,946
Pharmaceuticals Total		3,657,946
Consumer Non-Cyclical Total		23,001,645
Energy – 3.1%
Oil & Gas – 1.5%
Canadian Natural Resources Ltd.
6.250% 03/15/38	3,950,000	3,903,019
Gazprom International SA
7.201% 02/01/20	213,005	219,129
Hess Corp.
7.300% 08/15/31	2,085,000	2,334,379
Marathon Oil Corp.
6.000% 07/01/12	3,065,000	3,163,708
Nexen, Inc.
5.875% 03/10/35	3,495,000	3,255,767
Qatar Petroleum
5.579% 05/30/11 (d)	2,484,476	2,493,007
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.832% 09/30/16 (d)	2,130,000	2,136,859
Talisman Energy, Inc.
5.850% 02/01/37 (c)	2,145,000	1,976,926
Valero Energy Corp.
6.625% 06/15/37	2,580,000	2,656,404
6.875% 04/15/12	2,547,000	2,690,325
Oil & Gas Total		24,829,523
Oil, Gas & Consumable Fuels – 0.6%
Pemex Project Funding Master Trust
5.750% 03/01/18 (d)	5,765,000	5,814,002
Petrobras International Finance Co.
5.875% 03/01/18	4,160,000	4,087,200
Oil, Gas & Consumable Fuels Total		9,901,202
Pipelines – 1.0%
Duke Capital LLC
4.370% 03/01/09	1,415,000	1,398,197
Energy Transfer Partners LP
6.125% 02/15/17	3,205,000	3,163,460
Kinder Morgan Energy Partners LP
6.950% 01/15/38	1,945,000	2,038,510

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

October 31, 2007 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
ONEOK Partners LP
6.850% 10/15/37	1,010,000	1,055,222
Plains All American Pipeline LP
6.650% 01/15/37	2,385,000	2,431,233
TEPPCO Partners LP
7.625% 02/15/12	1,311,000	1,407,499
TransCanada Pipelines Ltd.
6.350% 05/15/67 (b)	5,900,000	5,708,256
Pipelines Total		17,202,377
Energy Total		51,933,102
Financials – 9.2%
Banks – 2.9%
Capital One Financial Corp.
5.700% 09/15/11	4,485,000	4,436,656
6.750% 09/15/17	510,000	524,799
HSBC Bank USA
3.875% 09/15/09	4,145,000	4,061,822
JPMorgan Chase Bank NA
6.000% 10/01/17	5,260,000	5,334,308
Lloyds TSB Group PLC
6.267% 12/31/49 (b)(d)	2,755,000	2,548,703
M&I Marshall & Ilsley Bank
5.300% 09/08/11	5,130,000	5,180,577
PNC Funding Corp.
5.125% 12/14/10	3,105,000	3,111,452
5.625% 02/01/17 (c)	1,745,000	1,702,228
Regions Financial Corp.
4.500% 08/08/08	1,885,000	1,872,665
Regions Financing Trust II
6.625% 05/15/47 (b)	1,075,000	1,009,863
Royal Bank of Scotland Group PLC
6.990% 10/29/49 (b)(d)	2,900,000	2,931,021
Scotland International Finance
4.250% 05/23/13 (d)	1,700,000	1,594,155
Union Planters Corp.
4.375% 12/01/10	2,155,000	2,082,999
USB Capital IX
6.189% 04/15/42 (b)	3,500,000	3,528,717
Wachovia Corp.
5.625% 12/15/08	2,790,000	2,794,774
Wells Fargo & Co.
5.300% 08/26/11 (c)	4,520,000	4,541,230
Banks Total		47,255,969
Diversified Financial Services – 3.5%
American Express Centurion Bank
4.375% 07/30/09	1,265,000	1,254,298
Bear Stearns Cos, Inc.
5.550% 01/22/17 (c)	655,000	612,369
6.400% 10/02/17	1,160,000	1,156,237

	Par ($)	Value ($)
Capital One Capital IV
6.745% 02/17/37 (b)	3,965,000	3,489,390
CIT Group, Inc.
5.850% 09/15/16 (c)	2,325,000	2,212,891
Eaton Vance Corp.
6.500% 10/02/17	1,970,000	2,011,112
Ford Motor Credit Co.
7.375% 10/28/09	5,915,000	5,704,745
7.375% 02/01/11	1,630,000	1,537,403
General Electric Capital Corp.
6.750% 03/15/32 (c)(e)	2,410,000	2,689,531
Goldman Sachs Capital II
5.793% 12/29/49 (b)	2,050,000	1,911,852
Goldman Sachs Group, Inc.
6.250% 09/01/17	895,000	910,310
HSBC Finance Corp.
5.810% 11/16/09 (b)	7,540,000	7,516,181
5.875% 02/01/09	945,000	954,325
International Lease Finance Corp.
4.750% 07/01/09	630,000	621,927
4.875% 09/01/10	2,280,000	2,267,695
JPMorgan Chase & Co.
5.375% 10/01/12 (c)	3,350,000	3,367,842
Merrill Lynch & Co., Inc.
5.700% 05/02/17	3,850,000	3,680,192
6.050% 08/15/12	645,000	654,548
Morgan Stanley
5.750% 10/18/16	4,630,000	4,579,751
Residential Capital Corp.
7.375% 06/30/10	3,000,000	2,212,500
7.500% 06/01/12 (c)	950,000	693,500
Residential Capital LLC
7.500% 04/17/13	545,000	397,850
SLM Corp.
5.000% 10/01/13	150,000	132,562
5.294% 07/25/08 (b)	4,345,000	4,292,117
5.375% 05/15/14	2,590,000	2,301,430
Diversified Financial Services Total		57,162,558
Insurance – 0.9%
Hartford Life Global Funding Trusts
5.864% 09/15/09 (b)	3,530,000	3,526,191
ING Groep NV
5.775% 12/29/49 (b)	3,300,000	3,187,414
Liberty Mutual Group, Inc.
7.500% 08/15/36 (d)	4,615,000	4,787,163
Prudential Financial, Inc.
4.750% 04/01/14 (c)	2,900,000	2,731,292
Insurance Total		14,232,060

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

October 31, 2007 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Real Estate – 0.2%
ERP Operating LP
5.750% 06/15/17	3,655,000	3,538,687
Real Estate Total		3,538,687
Real Estate Investment Trusts (REITs) – 1.4%
Archstone-Smith Trust
5.750% 03/15/16	3,785,000	4,059,814
Camden Property Trust
5.375% 12/15/13	1,744,000	1,691,615
Health Care Property Investors, Inc.
6.300% 09/15/16	3,450,000	3,409,414
7.072% 06/08/15	2,380,000	2,417,828
Highwoods Properties, Inc.
5.850% 03/15/17	995,000	936,881
Hospitality Properties Trust
5.625% 03/15/17	2,140,000	2,004,889
iStar Financial, Inc.
5.800% 03/15/11	3,000,000	2,899,764
Liberty Property LP
5.500% 12/15/16	2,975,000	2,800,382
Simon Property Group LP
5.450% 03/15/13 (c)	3,555,000	3,485,109
Real Estate Investment Trusts (REITs) Total		23,705,696
Savings & Loans – 0.3%
Washington Mutual Bank
5.125% 01/15/15	1,500,000	1,345,517
Washington Mutual Preferred Funding
9.750% 10/29/49 (b)(d)	900,000	891,000
Washington Mutual Preferred Funding Delaware
6.534% 03/29/49 (b)(c)(d)	3,600,000	2,728,908
World Savings Bank
4.500% 06/15/09	630,000	629,195
Savings & Loans Total		5,594,620
Financials Total		151,489,590
Industrials – 0.7%
Aerospace & Defense – 0.2%
Raytheon Co.
7.200% 08/15/27	2,595,000	2,960,384
Aerospace & Defense Total		2,960,384
Transportation – 0.5%
BNSF Funding Trust I
6.613% 12/15/55 (b)(c)	800,000	747,026
Burlington Northern Santa Fe Corp.
6.200% 08/15/36 (c)	785,000	775,565
7.950% 08/15/30	1,260,000	1,475,407

	Par ($)	Value ($)
Union Pacific Corp.
6.650% 01/15/11	5,550,000	5,770,163
Transportation Total		8,768,161
Industrials Total		11,728,545
Utilities – 2.2%
Electric – 1.7%
American Electric Power Co., Inc.
5.250% 06/01/15	1,465,000	1,408,398
Carolina Power & Light Co.
5.125% 09/15/13	2,545,000	2,520,245
Commonwealth Edison Co.
4.700% 04/15/15	1,250,000	1,177,224
5.900% 03/15/36 (c)	790,000	752,607
5.950% 08/15/16	2,825,000	2,849,860
6.950% 07/15/18	1,575,000	1,653,750
Duke Energy Corp.
5.300% 10/01/15 (c)	2,400,000	2,374,116
Exelon Generation Co. LLC
6.200% 10/01/17	1,000,000	1,003,670
FPL Energy National Wind LLC
5.608% 03/10/24 (d)	868,420	850,088
MidAmerican Energy Holdings Co.
5.875% 10/01/12	2,855,000	2,923,451
Pacific Gas & Electric Co.
6.050% 03/01/34	2,230,000	2,221,620
Progress Energy, Inc.
7.750% 03/01/31	3,755,000	4,411,205
Southern California Edison Co.
5.000% 01/15/16	2,500,000	2,428,007
Southern Power Co.
6.375% 11/15/36	850,000	813,997
Electric Total		27,388,238
Gas – 0.5%
Atmos Energy Corp.
4.950% 10/15/14 (c)	3,475,000	3,294,866
6.350% 06/15/17	1,760,000	1,801,906
Nakilat, Inc.
6.067% 12/31/33 (d)	1,895,000	1,797,029
Southern California Gas Co.
5.791% 12/01/09 (b)	2,080,000	2,073,433
Gas Total		8,967,234
Utilities Total		36,355,472
Total Corporate Fixed-Income Bonds & Notes (cost of $347,936,391)		341,853,137

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

October 31, 2007 (Unaudited)

Asset-Backed Securities – 16.0%
	Par ($)	Value ($)
ACE Securities Corp.
5.003% 05/25/36 (b)	3,050,000	2,995,584
AmeriCredit Automobile Receivables Trust
3.930% 10/06/11	3,500,000	3,471,166
4.730% 07/06/10	2,500,000	2,496,361
Americredit Prime Automobile Receivable
5.220% 06/08/12	9,850,000	9,842,120
Bay View Auto Trust
5.310% 06/25/14	2,550,000	2,555,310
Bombardier Capital Mortgage Securitization Corp.
6.230% 04/15/28	3,256	3,290
Capital Auto Receivables Asset Trust
5.500% 04/20/10 (d)	1,850,000	1,857,624
5.730% 03/15/11	4,000,000	4,038,566
Capital One Master Trust
5.291% 11/15/11 (b)	10,000,000	10,007,459
Capital One Prime Auto Receivables Trust
4.890% 01/17/12	5,855,000	5,863,207
Carmax Auto Owner Trust
5.370% 06/15/12	2,125,000	2,115,775
Centex Home Equity
5.143% 10/25/35 (b)	1,146,051	1,143,409
Chase Credit Card Master Trust
5.201% 02/15/11 (b)	10,000,000	9,994,885
Chase Issuance Trust
4.960% 09/17/12	8,340,000	8,353,905
Chase Manhattan Auto Owner Trust
2.830% 09/15/10	892,625	885,779
Citibank Credit Card Master Trust I
5.875% 03/10/11	4,000,000	4,056,297
CitiFinancial Mortgage Securities, Inc.
2.645% 04/25/34	1,118,434	1,086,432
Citigroup Mortgage Loan Trust, Inc.
5.517% 08/25/35	2,800,000	2,583,283
5.598% 03/25/36	1,900,000	1,895,149
5.666% 08/25/35	1,885,000	1,560,820
Countrywide Asset-Backed Certificates
4.983% 06/25/21 (b)	5,433,184	5,337,351
4.993% 01/25/37 (b)	3,221,788	3,208,175
Countrywide Home Equity Loan Trust
5.311% 01/15/34 (b)	1,169,903	1,150,050
Credit-Based Asset Servicing and Securitization
5.545% 11/25/35	2,950,000	2,877,854
Equity One ABS, Inc.
5.213% 07/25/34 (b)	405,304	385,451
First Plus Home Loan Trust
7.720% 05/10/24	22,550	22,340
Ford Credit Auto Owner Trust
4.080% 06/15/10	3,500,000	3,479,023
5.150% 11/15/11	6,525,000	6,577,004
5.680% 06/15/12	2,300,000	2,301,025

	Par ($)	Value ($)
Fremont Home Loan Trust
4.973% 05/25/36 (b)	3,668,071	3,635,674
4.983% 02/25/36 (b)	6,925,000	6,810,351
GE Capital Credit Card Master Note Trust
5.101% 06/15/11 (b)	10,000,000	9,994,020
GE Equipment Small Ticket LLC
4.620% 12/22/14 (d)	881,773	874,906
5.120% 06/22/15 (d)	3,170,332	3,177,878
Green Tree Financial Corp.
8.250% 07/15/27 (b)	576,272	612,222
GS Auto Loan Trust
4.980% 11/15/13	1,556,708	1,554,195
GSAA Trust
4.316% 11/25/34 (b)	1,735,007	1,715,396
4.953% 03/25/37 (b)	7,181,155	7,166,884
HSBC Asset Loan Obligation
4.933% 12/25/36 (b)	7,226,017	7,209,618
Hyundai Auto Receivables Trust
4.200% 02/15/12	2,452,621	2,432,281
JPMorgan Mortgage Acquisition Corp.
5.627% 10/25/35	3,651,000	3,625,692
Long Beach Auto Receivables Trust
4.522% 06/15/12	3,000,000	2,982,909
Merrill Lynch Mortgage Investors, Inc.
5.023% 05/25/37 (b)	4,458,855	3,580,468
Nomura Home Equity Loan, Inc.
4.993% 03/25/36 (b)	2,000,000	1,957,810
Oakwood Mortgage Investors, Inc.
7.100% 08/15/27	503,352	507,673
Onyx Acceptance Grantor Trust
3.890% 02/15/11	1,102,178	1,094,559
Origen Manufactured Housing
4.490% 05/15/18	888,819	886,568
Renaissance Home Equity Loan Trust
5.565% 02/25/36	11,465,000	11,361,196
Residential Asset Mortgage Products, Inc.
4.943% 05/25/36 (b)	3,567,022	3,535,673
5.670% 10/25/34	2,250,000	1,830,986
Residential Funding Mortgage Securities II, Inc.
4.700% 08/25/34	1,364,895	1,350,245
5.110% 09/25/35	2,500,000	2,347,049
Small Business Administration
4.340% 03/01/24	10,060,231	9,623,682
4.500% 03/01/23	4,929,653	4,787,039
4.890% 09/01/22	4,128,856	4,099,094
5.110% 04/01/25	3,347,015	3,338,309
5.180% 05/01/24	7,047,153	7,070,461
5.240% 08/01/23	4,780,834	4,807,056
5.310% 08/01/22	5,453,224	5,496,960
5.520% 06/01/24	3,190,997	3,237,218

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

October 31, 2007 (Unaudited)

Asset-Backed Securities (continued)
	Par ($)	Value ($)
5.570% 03/01/26	2,518,713	2,558,328
5.660% 07/01/22	2,708,619	2,756,751
6.000% 09/01/18	1,931,327	1,972,618
Soundview Home Equity Loan Trust
4.963% 07/25/36 (b)	8,500,000	8,423,945
USAA Auto Owner Trust
4.900% 02/15/12	8,675,000	8,696,628
Wachovia Auto Loan Owner Trust
5.650% 02/20/13	5,000,000	5,015,409
Wells Fargo Financial Auto Owner Trust
2.670% 08/16/10	3,160,400	3,157,179
WFS Financial Owner Trust
2.810% 08/22/11	3,427,289	3,415,393
4.620% 11/19/12	3,500,000	3,491,580
Total Asset-Backed Securities (cost of $267,426,886)		264,336,597
Government & Agency Obligations – 14.7%
Foreign Government Obligations – 1.0%
Export-Import Bank of Korea
5.500% 10/17/12	700,000	705,337
Hydro Quebec
8.500% 12/01/29	2,240,000	3,079,120
Province of New Brunswick
5.200% 02/21/17	5,500,000	5,580,960
Province of Nova Scotia
5.125% 01/26/17	1,055,000	1,065,423
Province of Ontario
5.000% 10/18/11	1,500,000	1,519,154
Province of Quebec
6.125% 01/22/11	2,000,000	2,087,442
Republic of South Africa
6.500% 06/02/14	2,134,000	2,272,710
Foreign Government Obligations Total		16,310,146
U.S. Government Agencies – 3.7%
Federal Home Loan Bank
5.000% 11/17/17 (c)	10,280,000	10,302,637
Federal Home Loan Mortgage Corp.
5.200% 03/05/19 (c)	5,000,000	4,935,380
5.750% 06/27/16 (c)	3,000,000	3,134,982
Federal National Mortgage Association
4.750% 11/19/12 (c)	8,750,000	8,779,662
5.500% 03/26/14 (c)	8,000,000	8,021,560
5.800% 02/09/26	2,000,000	2,011,942
6.000% 04/18/36 (c)	11,200,000	11,522,123
6.125% 08/17/26	12,475,000	12,704,278
U.S. Government Agencies Total		61,412,564

	Par ($)	Value ($)
U.S. Government Obligations – 10.0%
U.S. Treasury Bonds
4.250% 09/30/12 (a)(c)	26,015,000	26,124,757
4.500% 05/15/10	995,000	1,009,070
4.750% 08/15/17 (c)	97,920,000	100,077,276
4.750% 02/15/37 (c)	25,485,000	25,471,060
5.000% 05/15/37	770,000	800,620
6.250% 08/15/23 (c)	2,868,000	3,328,672
U.S. Treasury Notes
4.625% 07/31/09 (a)	9,215,000	9,316,512
U.S. Government Obligations Total		166,127,967
Total Government & Agency Obligations (cost of $241,357,295)		243,850,677
Collateralized Mortgage Obligations – 7.0%
Agency – 1.0%
Federal Home Loan Mortgage Corp.
I.O.:
5.500% 01/15/23	205,398	943
5.500% 05/15/27	1,025,725	72,374
Federal National Mortgage Association
4.717% 08/25/12	4,455,410	4,383,388
5.500% 09/25/35	5,564,134	5,540,489
Government National Mortgage Association
4.374% 04/16/33	3,000,000	2,949,477
4.763% 01/16/25	3,495,138	3,501,323
Vendee Mortgage Trust
I.O.:
0.305% 03/15/29 (b)	9,001,747	94,559
0.441% 09/15/27 (b)	6,950,556	92,100
Agency Total		16,634,653
Non-Agency – 6.0%
American Home Mortgage Investment Trust
4.983% 06/25/36 (b)	4,384,948	4,380,159
Chaseflex Trust
5.500% 02/25/35	4,839,351	4,792,832
5.500% 06/25/35	6,597,900	6,516,881
Citigroup Mortgage Loan Trust, Inc.
5.680% 04/25/37 (b)	17,873,657	17,906,039
5.823% 11/25/36 (b)	15,935,452	16,010,224
Countrywide Alternative Loan Trust
5.000% 07/25/35	2,367,963	2,301,434
5.250% 03/25/35	3,031,373	2,934,528
5.500% 09/25/35	4,758,272	3,800,428
First Horizon Alternative Mortgage Securities
6.000% 01/25/35	4,808,024	4,758,443

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

October 31, 2007 (Unaudited)

Collateralized Mortgage Obligations (continued)
	Par ($)	Value ($)
GMAC Mortgage Corp. Loan Trust
5.651% 04/19/36 (b)	2,497,168	2,445,662
GSAA Trust
3.519% 11/25/33 (b)	237,260	236,094
JPMorgan Alternative Loan Trust
5.750% 12/25/36 (b)	6,647,372	6,674,359
JPMorgan Mortgage Trust
4.975% 07/25/34 (b)	4,499,753	4,425,622
4.988% 10/25/35 (b)	3,500,000	3,476,544
Residential Accredit Loans, Inc.
5.500% 02/25/35	7,051,449	6,951,920
Residential Funding Mortgage Securities I
5.786% 07/27/37 (b)	8,358,870	8,314,088
Rural Housing Trust
6.330% 04/01/26	120,475	120,276
Washington Mutual, Inc.
4.672% 04/25/35 (b)	2,500,000	2,477,320
Non-Agency Total		98,522,853
Total Collateralized Mortgage Obligations (cost of $116,666,080)		115,157,506
Commercial Mortgage-Backed Securities – 5.1%
Bear Stearns Commercial Mortgage Securities
5.588% 09/11/42	9,635,000	9,672,791
5.750% 09/11/38 (b)	7,500,000	7,546,041
Citigroup Commercial Mortgage Trust
4.733% 10/15/41	3,765,000	3,593,264
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.648% 10/15/48	11,000,000	10,922,189
Greenwich Capital Commercial Funding Corp.
5.597% 12/10/49	8,905,000	8,991,267
5.913% 07/10/38 (b)	6,545,000	6,659,653
JPMorgan Chase Commercial Mortgage Securities Corp.
4.780% 07/15/42	3,000,000	2,829,744
4.878% 01/15/42	2,000,000	1,923,251
5.313% 08/15/42 (b)(d)	2,500,000	2,023,499
5.565% 04/15/43 (b)	5,700,000	5,511,607
LB-UBS Commercial Mortgage Trust
5.124% 11/15/32 (b)	6,865,000	6,753,977
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.833% 12/15/30 (b)	9,509,723	135,844
Morgan Stanley Capital I
4.970% 12/15/41	7,949,000	7,732,862
5.778% 10/15/42 (b)	5,595,000	5,622,759
Wachovia Bank Commercial Mortgage Trust
5.960% 06/15/45 (b)	4,355,000	4,445,676
Total Commercial Mortgage-Backed Securities (cost of $85,864,780)		84,364,424

Securities Lending Collateral – 10.9%
	Shares	Value ($)
State Street Navigator Securities Lending Prime Portfolio (f) (7 day yield of 5.020%)	181,157,011	181,157,011
Total Securities Lending Collateral (cost of $181,157,011)		181,157,011
	Par ($)
Short-Term Obligation – 9.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 10/31/07, due 11/01/07 at 4.710%, collateralized by U.S. Government Agency Obligations with various maturities to 03/15/16, market value $164,575,804 (repurchase proceeds $161,366,109)	161,345,000	161,345,000
Total Short-Term Obligation (cost of $161,345,000)		161,345,000
Total Investments – 121.2% (cost of $2,012,419,607) (g)		2,006,567,845
Other Assets & Liabilities, Net – (21.2)%		(351,647,668)
Net Assets – 100.0%		1,654,920,177

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2007.

(c)  All or a portion of this security was on loan at October 31, 2007. The total market value of securities on loan at October 31, 2007 is $175,046,139.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities, which are not illiquid, amounted to $43,426,830, which represents 2.6% of net assets.

(e)  Security is pledged as collateral for open futures contracts.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  Cost for federal income tax purposes is $2,012,318,244.

At October 31, 2007, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Note	1,450	$159,522,656	$159,515,818	Dec-2007	$(6,838)
U. S. Treasury Bonds	400	45,037,500	44,997,175	Dec-2007	(40,325)
					$(47,163)

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

October 31, 2007 (Unaudited)

At October 31, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
2-Year U.S. Treasury Note	500	$103,554,688	$103,032,875	Dec-2007	$521,813
5-Year U.S. Treasury Note	2,300	246,890,625	246,150,052	Dec-2007	740,573
					$1,262,386

At October 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Mortgage-Backed Securities	37.1
Corporate Fixed-Income Bonds & Notes	20.7
Asset-Backed Securities	16.0
Government & Agency Obligations	14.7
Collateralized Mortgage Obligations	7.0
Commercial Mortgage-Backed Securities	5.1
100.6
Securities Lending Collateral	10.9
Short-Term Obligations	9.7
Other Assets & Liabilities, Net	(21.2)
100.0

Acronym	Name
I.O.	Interest Only

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Core Bond Fund
October 31, 2007 (Unaudited)

		($)
Assets	Investments, at cost	2,012,419,607
	Investments, at value (including securities on loan of $175,046,139)	2,006,567,845
	Cash	140
	Receivable for:
	Investments sold	50,226,945
	Fund shares sold	2,774,041
	Interest	11,157,617
	Foreign tax reclaims	2,180
	Securities lending	78,076
	Dollar roll fee income	51,292
	Trustees' deferred compensation plan	118,950
	Other assets	311,444
	Total Assets	2,071,288,530
Liabilities	Collateral on securities loaned	181,157,011
	Payable for:
	Investments purchased	28,561,850
	Investments purchased on a delayed delivery basis	197,799,842
	Fund shares repurchased	2,612,238
	Futures variation margin	11,718
	Distributions	4,747,975
	Investment advisory fee	609,257
	Administration fee	94,638
	Transfer agent fee	353,029
	Pricing and bookkeeping fees	21,319
	Merger fee	53,665
	Trustees' fees	44,658
	Custody fee	1,770
	Distribution and service fees	30,960
	Trustees' deferred compensation plan	118,950
	Deferred dollar roll fee income	13,209
	Other liabilities	136,264
	Total Liabilities	416,368,353
	Net Assets	1,654,920,177
Net Assets Consist of	Paid-in capital	1,707,714,500
	Undistributed net investment income	568,027
	Accumulated net realized loss	(48,725,811)
	Net unrealized appreciation (depreciation) on:
	Investments	(5,851,762)
	Futures contracts	1,215,223
	Net Assets	1,654,920,177

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia Core Bond Fund
October 31, 2007 (Unaudited)

Class A	Net assets	$50,219,606
	Shares outstanding	4,800,636
	Net asset value per share	$10.46	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($10.46/0.9525)	$10.98	(b)
Class B	Net assets	$14,611,844
	Shares outstanding	1,396,805
	Net asset value and offering price per share	$10.46	(a)
Class C	Net assets	$5,176,796
	Shares outstanding	494,869
	Net asset value and offering price per share	$10.46	(a)
Class T	Net assets	$22,986,922
	Shares outstanding	2,197,399
	Net asset value per share	$10.46	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($10.46/0.9525)	$10.98	(b)
Class Z	Net assets	$1,561,925,009
	Shares outstanding	149,310,115
	Net asset value, offering and redemption price per share	$10.46

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Core Bond Fund
For the Six Months Ended October 31, 2007 (Unaudited)

		($)(a)
Investment Income	Interest	45,906,348
	Dollar roll fee income	386,730
	Securities lending income	305,971
	Total Investment Income	46,599,049
Expenses	Investment advisory fee	3,596,871
	Administration fee	560,290
	Distribution fee:
	Class B	56,074
	Class C	20,102
	Class G	1,058
	Service fee:
	Class A	63,287
	Class B	18,691
	Class C	6,701
	Class G	244
	Shareholder service fees—Class T	17,394
	Transfer agent fee	955,413
	Pricing and bookkeeping fees	99,772
	Trustees' fees	29,812
	Custody fee	36,920
	Chief compliance officer expenses	868
	Other expenses	244,891
	Total Expenses	5,708,388
	Fees waived by Distributor—Class C	(4,020)
	Expense reductions	(16,650)
	Net Expenses	5,687,718
	Net Investment Income	40,911,331
	Net realized gain (loss) on:
	Investments	(10,748,450)
	Futures contracts	429,488
	Net realized loss	(10,318,962)
	Net change in unrealized appreciation (depreciation) on:
	Investments	(8,754,740)
	Futures contracts	1,333,223
	Net change in unrealized depreciation	(7,421,517)
	Net Loss	(17,740,479)
	Net Increase Resulting from Operations	23,170,852

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts

(a)  Class G shares reflects activity for the period May 1, 2007 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Core Bond Fund

Increase (Decrease) in Net Assets		(Unaudited)) Six Months Ended October 31, 2007 ($)(a)	Year Ended April 30, 2007 ($)
Operations	Net investment income	40,911,331	70,091,881
	Net realized gain (loss) on investments and future contracts	(10,318,962)	2,882,843
	Net change in unrealized appreciation (depreciation) on investments and future contracts	(7,421,517)	25,040,944
	Net Increase Resulting from Operations	23,170,852	98,015,668
	From net investment income:
	Class A	(1,172,586)	(2,118,259)
	Class B	(290,874)	(547,822)
	Class C	(108,252)	(227,347)
	Class G	(6,579)	(43,799)
	Class T	(548,780)	(1,163,523)
	Class Z	(38,513,089)	(66,426,244)
	Total Distributions to Shareholders	(40,640,160)	(70,526,994)
Share Transactions	Class A:
	Subscriptions	3,979,702	5,343,643
	Proceeds received in connection with merger	—	42,779,230
	Distributions reinvested	992,280	1,795,314
	Redemptions	(6,333,902)	(23,047,327)
	Net Increase (Decrease)	(1,361,920)	26,870,860
	Class B:
	Subscriptions	1,658,529	1,810,998
	Proceeds received in connection with merger	—	8,402,114
	Distributions reinvested	236,157	448,234
	Redemptions	(2,828,806)	(4,922,977)
	Net Increase (Decrease)	(934,120)	5,738,369
	Class C:
	Subscriptions	456,431	1,112,709
	Proceeds received in connection with merger	—	3,270,310
	Distributions reinvested	42,220	84,513
	Redemptions	(954,453)	(2,961,699)
	Net Increase (Decrease)	(455,802)	1,505,833
	Class G:
	Subscriptions	1,071	3,914
	Distributions reinvested	5,299	40,553
	Redemptions	(670,599)	(921,423)
	Net Decrease	(664,229)	(876,956)
	Class T:
	Subscriptions	687,961	751,736
	Distributions reinvested	471,457	995,115
	Redemptions	(1,519,296)	(5,016,255)
	Net Decrease	(359,878)	(3,269,404)
	Class Z:
	Subscriptions	137,070,206	205,763,201
	Proceeds received in connection with merger	—	716,437,185
	Distributions reinvested	9,579,305	17,829,231
	Redemptions	(175,133,491)	(307,217,767)
	Net Increase (Decrease)	(28,483,980)	632,811,850
	Net Increase (Decrease) from Share Transactions	(32,259,929)	662,780,552
	Total Increase (Decrease) in Net Assets	(49,729,237)	690,269,226
Net Assets	Beginning of period	1,704,649,414	1,014,380,188
	End of period	1,654,920,177	1,704,649,414
	Undistributed net investment income at end of period	568,027	296,856

Distributions to Shareholders:

(a)  Class G shares reflects activity for the period May 1, 2007 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Core Bond Fund

		(Unaudited)) Six Months Ended October 31, 2007 (a)	Year Ended April 30, 2007
Changes in Shares	Class A:
	Subscriptions	381,926	509,322
	Issued in connection with merger	—	4,091,206
	Issued for distributions reinvested	95,386	170,422
	Redemptions	(608,489)	(2,194,937)
	Net Increase (Decrease)	(131,177)	2,576,013
	Class B:
	Subscriptions	159,226	173,259
	Issued in connection with merger	—	803,041
	Issued for distributions reinvested	22,701	42,589
	Redemptions	(271,748)	(468,513)
	Net Increase (Decrease)	(89,821)	550,376
	Class C:
	Subscriptions	43,788	106,572
	Issued in connection with merger	—	312,786
	Issued for distributions reinvested	4,059	8,032
	Redemptions	(91,880)	(281,427)
	Net Increase (Decrease)	(44,033)	145,963
	Class G:
	Subscriptions	103	373
	Issued for distributions reinvested	510	3,869
	Redemptions	(64,935)	(88,001)
	Net Decrease	(64,322)	(83,759)
	Class T:
	Subscriptions	66,613	71,773
	Issued for distributions reinvested	45,320	94,793
	Redemptions	(146,174)	(479,249)
	Net Decrease	(34,241)	(312,683)
	Class Z:
	Subscriptions	13,182,884	19,595,359
	Issued in connection with merger	—	68,514,789
	Issued for distributions reinvested	920,823	1,697,141
	Redemptions	(16,853,605)	(29,236,988)
	Net Increase (Decrease)	(2,749,898)	60,570,301

(a)  Class G shares reflects activity for the period May 1, 2007 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended October 31,		Year Ended April 30,							Six Months Ended April 30,		Year Ended October 31,
Class A Shares	2007		2007	2006 (a)		2005		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$10.57		$10.36	$10.81		$10.93		$11.52		$11.29		$11.23
Income from Investment Operations:
Net investment income	0.24	(e)	0.48 (e)	0.42	(e)	0.39	(e)	0.38	(e)	0.24	(e)	0.54
Net realized and unrealized gain (loss) on investments and futures contracts	(0.11)		0.21	(0.44)		0.09		(0.30)		0.24		0.07
Total from Investment Operations	0.13		0.69	(0.02)		0.48		0.08		0.48		0.61
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.48)	(0.43)		(0.41)		(0.46)		(0.25)		(0.55)
From net realized gains	—		—	—		(0.19)		(0.21)		—		—
Total Distributions to Shareholders	(0.24)		(0.48)	(0.43)		(0.60)		(0.67)		(0.25)		(0.55)
Net Asset Value, End of Period	$10.46		$10.57	$10.36		$10.81		$10.93		$11.52		$11.29
Total return (f)	1.29	%(g)	6.81%	(0.27	)%(h)	4.52	%(h)	0.65	%(h)	4.28	%(g)(h)	5.64	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (i)	0.91	%(j)	0.90%	0.91%		0.94%		1.02%		0.92	%(j)	0.89%
Waiver/Reimbursement	—		—	—	%(k)	—	%(k)	0.12%		0.22	%(j)	0.39%
Net investment income (i)	4.67	%(j)	4.58%	3.90%		3.75%		3.35%		4.20	%(j)	4.79%
Portfolio turnover rate	88	%(g)	175%	105%		118%		119%		42	%(g)	75%
Net assets, end of period (000's)	$50,220		$52,116	$24,417		$32,601		$2,105		$522		$59

(a)  On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.

(b)  On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(c)  The Fund changed its fiscal year end from October 31 to April 30.

(d)  On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime A shares were renamed Liberty Quality Plus Bond Fund, Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended October 31,		Year Ended April 30,							Six Months Ended April 30,		Year Ended October 31,
Class B Shares	2007		2007	2006 (a)		2005		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$10.57		$10.36	$10.81		$10.93		$11.52		$11.29		$11.23
Income from Investment Operations:
Net investment income	0.21	(e)	0.40 (e)	0.34	(e)	0.31	(e)	0.29	(e)	0.20	(e)	0.44
Net realized and unrealized gain (loss) on investments and futures contracts	(0.12)		0.21	(0.44)		0.09		(0.30)		0.24		0.08
Total from Investment Operations	0.09		0.61	(0.10)		0.40		(0.01)		0.44		0.52
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.40)	(0.35)		(0.33)		(0.37)		(0.21)		(0.46)
From net realized gains	—		—	—		(0.19)		(0.21)		—		—
Total Distributions to Shareholders	(0.20)		(0.40)	(0.35)		(0.52)		(0.58)		(0.21)		(0.46)
Net Asset Value, End of Period	$10.46		$10.57	$10.36		$10.81		$10.93		$11.52		$11.29
Total return (f)	0.91	%(g)	6.01%	(1.01	)%(h)	3.74	%(h)	(0.12	)%(h)	3.89	%(g)(h)	4.86	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (i)	1.66	%(j)	1.65%	1.66%		1.69%		1.81%		1.68	%(j)	1.64%
Waiver/Reimbursement	—		—	—	%(k)	—	%(k)	0.11%		0.22	%(j)	0.30%
Net investment income (i)	3.92	%(j)	3.83%	3.15%		2.97%		2.60%		3.45	%(j)	4.04%
Portfolio turnover rate	88	%(g)	175%	105%		118%		119%		42	%(g)	75%
Net assets, end of period (000's)	$14,612		$15,710	$9,704		$12,019		$1,541		$900		$268

(a)  On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.

(b)  On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(c)  The Fund changed its fiscal year end from October 31 to April 30.

(d)  On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime B shares were renamed Liberty Quality Plus Bond Fund, Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended October 31,		Year Ended April 30,				Period Ended April 30,
Class C Shares	2007		2007	2006 (a)	2005	2004 (b)	2003 (c)
Net Asset Value, Beginning of Period	$10.57		$10.36	$10.81	$10.93	$11.52	$11.21
Income from Investment Operations:
Net investment income (d)	0.21		0.42	0.35	0.33	0.31	0.16	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.11)		0.21	(0.44)	0.09	(0.30)	0.33
Total from Investment Operations	0.10		0.63	(0.09)	0.42	0.01	0.49
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.42)	(0.36)	(0.35)	(0.39)	(0.18)
From net realized gains	—		—	—	(0.19)	(0.21)	—
Total Distributions to Shareholders	(0.21)		(0.42)	(0.36)	(0.54)	(0.60)	(0.18)
Net Asset Value, End of Period	$10.46		$10.57	$10.36	$10.81	$10.93	$11.52
Total return (f)(g)	0.98	%(h)	6.17%	(0.86)%	3.89%	0.10%	4.38	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	1.51	%(e)	1.50%	1.51%	1.54%	1.59%	1.55	%(e)
Waiver/Reimbursement	0.15	%(e)	0.15%	0.15%	0.15%	0.26%	0.37	%(e)
Net investment income (i)	4.07	%(e)	3.99%	3.30%	3.12%	2.75%	3.23	%(e)
Portfolio turnover rate	88	%(h)	175%	105%	118%	119%	42	%(h)
Net assets, end of period (000's)	$5,177		$5,695	$4,073	$5,140	$558	$170

(a)  On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.

(b)  On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(c)  Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Annualized.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended October 31,		Year Ended April 30,							Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2007 (a)		2007	2006 (b)		2005		2004 (c)		2003 (d)(e)		2002
Net Asset Value, Beginning of Period	$10.57		$10.36	$10.81		$10.93		$11.52		$11.29		$11.23
Income from Investment Operations:
Net investment income	0.25	(f)	0.49 (f)	0.42	(f)	0.41	(f)	0.40	(f)	0.24	(f)	0.52
Net realized and unrealized gain (loss) on investments and futures contracts	(0.11)		0.21	(0.43)		0.09		(0.31)		0.24		0.08
Total from Investment Operations	0.14		0.70	(0.01)		0.50		0.09		0.48		0.60
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.49)	(0.44)		(0.43)		(0.47)		(0.25)		(0.54)
From net realized gains	—		—	—		(0.19)		(0.21)		—		—
Total Distributions to Shareholders	(0.25)		(0.49)	(0.44)		(0.62)		(0.68)		(0.25)		(0.54)
Net Asset Value, End of Period	$10.46		$10.57	$10.36		$10.81		$10.93		$11.52		$11.29
Total return (g)	1.34	%(h)	6.91%	(0.17	)%(i)	4.62	%(i)	0.75	%(i)	4.29	%(h)(i)	5.63	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (j)	0.81	%(k)	0.80%	0.81%		0.84%		0.95%		0.91	%(k)	0.91%
Waiver/Reimbursement	—		—	—	%(l)	—	%(l)	0.11%		0.22	%(k)	0.22%
Net investment income (j)	4.77	%(k)	4.68%	4.01%		3.72%		3.54%		4.26	%(k)	4.77%
Portfolio turnover rate	88	%(h)	175%	105%		118%		119%		42	%(h)	75%
Net assets, end of period (000's)	$22,987		$23,582	$26,372		$30,832		$35,058		$43,084		$44,409

(a) On August 8, 2007 Class G shares were exchanged for Class T shares.

(b) On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.

(c) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(d) The Fund changed its fiscal year end from October 31 to April 30.

(e) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Retail A shares were renamed Liberty Quality Plus Bond Fund, Class T shares.

(f) Per share data was calculated using the average shares outstanding during the period.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Not annualized.

(i) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(k) Annualized.

(l) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended October 31,		Year Ended April 30.							Six Months Ended April 30,		Year Ended October 31,
Class Z Shares	2007		2007	2006 (a)		2005		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$10.57		$10.36	$10.81		$10.93		$11.52		$11.29		$11.23
Income from Investment Operations:
Net investment income	0.26	(e)	0.51 (e)	0.44	(e)	0.42	(e)	0.42	(e)	0.25	(e)	0.55
Net realized and unrealized gain (loss) on investments and futures contracts	(0.11)		0.21	(0.44)		0.09		(0.31)		0.24		0.08
Total from Investment Operations	0.15		0.72	—		0.51		0.11		0.49		0.63
Less Distributions to Shareholders:
From net investment income	(0.26)		(0.51)	(0.45)		(0.44)		(0.49)		(0.26)		(0.57)
From net realized gains	—		—	—		(0.19)		(0.21)		—		—
Total Distributions to Shareholders	(0.26)		(0.51)	(0.45)		(0.63)		(0.70)		(0.26)		(0.57)
Net Asset Value, End of Period	$10.46		$10.57	$10.36		$10.81		$10.93		$11.52		$11.29
Total return (f)	1.41	%(g)	7.07%	(0.02	)%(h)	4.78	%(h)	0.94	%(h)	4.41	%(g)(h)	5.86	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (i)	0.66	%(j)	0.65%	0.66%		0.69%		0.75%		0.67	%(j)	0.69%
Waiver/Reimbursement	—		—	—	%(k)	—	%(k)	0.11%		0.22	%(j)	0.22%
Net investment income (i)	4.91	%(j)	4.83%	4.16%		3.87%		3.71%		4.49	%(j)	4.99%
Portfolio turnover rate	88	%(g)	175%	105%		118%		119%		42	%(g)	75%
Net assets, end of period (000's)	$1,561,925		$1,606,867	$948,279		$926,434		$817,994		$885,920		$888,792

(a)  On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.

(b)  On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(c)  The Fund changed its fiscal year end from October 31 to April 30.

(d)  On November 25, 2002, the Galaxy Quality Plus Bond Fund, Trust shares were renamed Liberty Quality Plus Bond Fund, Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Core Bond Fund

October 31, 2007 (Unaudited)

Note 1. Organization

Columbia Core Bond Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Each share class has its own expense structure and, as applicable, sales charges. On August 8, 2007, Class G shares were exchanged for Class T shares of the Fund.

Class A and Class T shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T and Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Columbia Core Bond Fund, October 31, 2007 (Unaudited)

Futures Contracts

The Fund may invest in futures contracts to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying assets.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase prices.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a

Columbia Core Bond Fund, October 31, 2007 (Unaudited)

"when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended April 30, 2007 was as follows:

  April 30, 2007

Distributions paid from:
Ordinary Income*	$70,526,994
Long-Term Capital Gains	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Columbia Core Bond Fund, October 31, 2007 (Unaudited)

Unrealized appreciation and depreciation at October 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$10,936,893
Unrealized depreciation	(16,687,292)
Net unrealized depreciation	$(5,750,399)

The following capital loss carryforwards, determined as of April 30, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$973,647
2011	1,494,488
2012	2,252,251
2013	5,618,112
2014	19,745,385
2015	5,076,609
Total	$35,160,492

Capital loss carryforwards of $3,074,162 expired during the year ended April 30, 2007.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 ("FIN 48") effective October 31, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.48%
$500 million to $1 billion	0.43%
$1 billion to $1.5 billion	0.40%
$1.5 billion to $3 billion	0.37%
$3 billion to $6 billion	0.36%
Over $6 billion	0.35%

For the six month period ended October 31, 2007, the Fund's annualized effective investment advisory fee rate was 0.43% of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.07% of the Fund's average daily net assets.

Pricing & Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to

Columbia Core Bond Fund, October 31, 2007 (Unaudited)

which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly, plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the six month period ended October 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and Bookkeeping fees" aggregated $7,300, of which $926 is unpaid.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective November 1, 2007, the annual rate will change to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations.

For the six month period ended October 31, 2007, these minimum account balance fees reduced total expenses by $6,444.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the six month period ended October 31, 2007, the Distributor has retained net underwriting discounts of $1,081 and $68 on sales of the Fund's Class A and Class T shares, respectively, and received net CDSC fees of $2, $14,466, $598 and $30 on Class A, Class B, Class C and Class G share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans"), which require the payment of a monthly distribution and service fee to the Distributor at an annual fee rate as follows:

Distribution Fee		Service Fee
Class B	Class C1	Class A	Class B	Class C1	Class G
0.75%	0.75%	0.25%	0.25%	0.25%	0.50%

1  The Distributor has voluntarily agreed to waive a portion of the Fund's Class C share distribution and service fees so that combined they will not exceed 0.85% annually of average net assets.

Columbia Core Bond Fund, October 31, 2007 (Unaudited)

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Service Fees

The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended October 31, 2007, the custody credits reduced total expenses by $10,206.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

As a result of a fund merger, the fund assumed the assets and liabilities of the acquired fund. The deferred compensation plan of the acquired fund may be terminated at any time. Benefits under this deferred compensation plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the six month period ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $1,243,939,773 and $1,326,366,707, respectively of which $940,395,862 and $885,683,565, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the six month period ended October 31, 2007, the Fund did not borrow under these arrangements.

Note 7. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income

Columbia Core Bond Fund, October 31, 2007 (Unaudited)

from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Shares of Beneficial Interest

As of October 31, 2007, the Fund had three shareholders that held 90.2% of the Fund's shares outstanding. The shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Sector Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On

Columbia Core Bond Fund, October 31, 2007 (Unaudited)

September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 10. Business Combinations and Mergers

As of the close of business on September 15, 2006, Columbia Intermediate Core Bond Fund merged into Columbia Core Bond Fund. Columbia Core Bond Fund received a tax-free transfer of assets from Columbia Intermediate Core Bond Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
73,721,822	$770,888,839	$5,049,078
Net Assets of Columbia Core Bond Fund Immediately Prior to Combination	Net Assets of Columbia Intermediate Core Bond Fund Immediately Prior to Combination	Net Assets of Columbia Core Bond Fund Immediately After Combination
$1,006,189,693	$770,888,839	$1,777,078,532

*  Unrealized appreciation is included in the respective Net Assets Received.

Note 11. Subsequent Event

Effective November 1, 2007, Columbia has contractually agreed to waive fees and/or reimburse the Fund through August 31, 2009, for certain expenses so that total Fund expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.45% annually of the Fund's average daily net assets.

Board Consideration and Approval of
Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held In July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Core Bond Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the second quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Core Bond Fund's total expenses were in the first quintile and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

Summary of Management Fee Evaluation by
Independent Fee Consultant

Excerpts from Report of Independent Fee Consultant to the Columbia Atlantic Funds

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.   The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

* * *

Respectfully submitted,
Steven E. Asher

Important Information About This Report – Columbia Core Bond Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Core Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Core Bond Fund

Semiannual Report – October 31, 2007

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SHC-44/137070-1007 (12/07) 07-47139

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)        The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)       There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	December 20, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	December 20, 2007